Employment Contract Amendment

THIS AGREEMENT is dated effective the 22nd day of December, 2005.

BETWEEN:
SAMLEX AMERICA INC., a company incorporated under the
laws of British Columbia, with an office at 110 – 17 Fawcett
Road, Coquitlam, British Columbia V3K 6V2

("Samlex")	OF THE FIRST PART
AND:
IAN PRICE, of 10673 – 240A Street, Maple Ridge, British
Columbia V2W 2B1

(the "Employee")	OF THE SECOND PART
WHEREAS:

A.

On December 1, 2004 Samlex and the Employee entered into an Agreement (“the Samlex-Price Agreement”) for Samlex to provide employment to the Employee and for the Employee to provide employment services to Samlex under the terms and conditions detailed in the Samlex-Price Agreement.

B.	The majority owner of Samlex, Quantex Capital Corporation, desires to acquire additional companies that would have common control with Samlex.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual premises, warranties, covenants and agreements hereinafter set forth, the parties represent, warrant, covenant and agree each with the other as follows:

Samlex and the Employee agree to replace a section of Article 4 (Article 4 Original Section) with Article 4 Amended Section:

Article 4 Original Section

“For the purposes of the calculation of the Employee’s commissions, all such Sales shall be calculated based upon cash receipts received by Samlex from any such Sales in such calendar month and shall be net of any credits or returns. Commissions shall continue to be paid on the dates and in the manner in effect prior to the date of this Agreement. For the purposes of this provision, any Sales by any subsidiary of Samlex or by any corporation under common control with Samlex (an “Associated Corporation”) shall be considered a sale by Samlex of such product.”

Article 4 Amended Section
“For the purposes of the calculation of the Employee’s commissions, all such Sales shall be calculated based upon cash receipts received by Samlex from any such Sales in such calendar month and shall be net of any credits or returns. Commissions shall continue to be paid on the dates and in the manner in effect prior to the date of this Agreement. For the purposes of this provision, any Sales by any subsidiary of Samlex or by any corporation under common control with Samlex (an “Associated Corporation”) that would under the normal course of business have been booked by Samlex shall be considered a sale by Samlex of such product."

The Parties so agree:

SIGNED, SEALED and DELIVERED by IAN	)
PRICE in the presence of:	)
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Witness Name - Signature	)
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) ___________________________________________
Witness Name - Print	) JONATHON DUGDALE
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Address	)
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City, Province	)
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Occupation	)

SIGNED, SEALED and DELIVERED by IAN	)
PRICE in the presence of:	)
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)
Witness Name - Signature	)
)
) ___________________________________________
Witness Name - Print	) IAN PRICE
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)
Address	)
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)
City, Province	)
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Occupation	)